UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Shareholders

U.S. Bond Enhanced Index Fund	October 31, 2017

The views and opinions in this report were current as of October 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The sectors of the U.S. bond market with the most credit risk performed best during the 12-month period as rates increased and Treasuries posted losses. While U.S. economic growth was uneven, the underlying trend of moderate expansion seems to remain in place and the labor market is still strong. The Federal Reserve raised short-term interest rates three times during the reporting period; the range for the federal funds target rate was 1.00% to 1.25% as of the end of October 2017. Treasury yields increased over the course of the reporting period, although intermediate- and long-term yields moderated following a sell-off after the presidential election. Investors adjusted growth and inflation expectations as they embraced pro-growth elements of President Donald Trump’s remarks about potential tax reform and infrastructure spending as well as deregulation.

Your fund returned 0.98% for the 12 months through October 31, 2017, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, as shown in the Performance Comparison table. The fund’s net asset value decreased to $11.01 from $11.21 over the past 12 months, while dividends contributed $0.30 to the fund’s total return.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

ECONOMY AND INTEREST RATES

The U.S economy picked up from the first quarter’s 1.2% growth rate, with gross domestic product increasing at annualized rates of 3.1% and 3.0% in the second and third quarters, respectively. The labor market has been healthy, with the national unemployment rate reaching a 17-year low in October. Inflation data showed some signs of normalizing after very weak pricing pressures earlier in 2017. Citing the strengthening labor market and expectations that inflation would move higher over the medium term, the Fed raised short-term interest rates three times during the 12-month reporting period, lifting the federal funds target rate to a range of 1.00% to 1.25%. Additionally, in October, the Fed began the important process of slowly unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis, by slowing reinvestment of payments from its holdings.

Treasury yields increased sharply in the last few months of 2016 in anticipation of a December Fed rate hike and potentially stimulative fiscal policies under the Trump administration. Donald Trump’s campaign rhetoric in favor of tax reform, infrastructure spending, and deregulation fueled investor expectations for faster growth and a pickup in inflation. After peaking in March, longer-term yields decreased as hopes for a quick implementation of Trump’s policies faded, but they remained higher than before the election. The increase in Treasury yields over the reporting period was most pronounced in shorter-maturity debt. The yield on the two-year Treasury note climbed to 1.60%—its highest level since 2008—at the end of October 2017 from 0.86% at the beginning of the reporting period, while the 10-year Treasury note yield increased to 2.38% from 1.84%.

BOND MARKET NEWS

The sectors of the U.S. bond market with the most credit risk performed best as increasing rates dragged Treasuries to losses. Investment-grade corporate debt posted solid returns as credit spreads continued to compress, reaching their narrowest levels in 10 years near the end of the reporting period. Within the investment-grade corporate sector, BBB rated bonds outperformed their higher-quality counterparts in a favorable technical environment and as the potential for fiscal policy support from the new administration helped extend the credit cycle. High yield bonds performed even better, supported by oil prices that climbed into the mid-$50 per barrel range by October 2017. Bonds from energy-related issuers account for a large percentage of the noninvestment-grade bond market. Mortgage-backed securities (MBS) posted modestly positive returns despite questions about how the implementation of the Fed’s plan to unwind its large holdings of MBS would impact the market. Asset-backed securities (ABS), which tend to have short durations and relatively high credit quality, performed slightly better than MBS but significantly lagged corporate debt.

PORTFOLIO REVIEW

The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index after fees, but we attempt to compensate for fund expenses by efficiently matching the benchmark risk factors in a more yield-advantageous manner.

Sector allocation accounted for the fund’s relative outperformance. Security selection did not have a significant effect, either positive or negative, on relative performance. In terms of sector positioning, we maintained a strategic overweight to corporate bonds and underweight to Treasuries through most of the reporting period. This benefited relative returns as investment-grade corporate bonds easily outperformed Treasuries. As the reporting period progressed and corporate bond valuations became steadily more elevated as volatility remained low, we positioned the fund more defensively by gradually reducing our risk exposure within corporate debt and increasing exposure to Treasuries. We also made slight reductions in risk within government-related debt and ABS.

Overall, interest rate management had little effect on relative performance. On average, we maintained a neutral duration posture in the portfolio relative to the benchmark. In terms of yield curve positioning, the fund was, on average, slightly underweight the two-year segment of the yield curve and slightly overweight the 10-year and longer segment.

The prospect of rising interest rates has triggered concerns that some investors could change course and redeploy their assets into other areas of the market, pressuring fixed income sectors with limited liquidity. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was smaller than it is today, however, thanks to recent inflows.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios into consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continued smooth operation of our portfolios. In our view, we do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

OUTLOOK

Since the Fed began raising rates at the end of 2015, its actions have been well telegraphed and the market has taken its moves in stride. We expect this cautious, methodical approach to persist into 2018. The central bank’s projections and many market participants’ expectations are for the Fed to raise rates again in December and then multiple times in 2018. The central bank’s plan to slow reinvestment in its bond holdings should continue to unfold out of the spotlight, and we do not anticipate that this gradual unwinding of accommodative monetary policy will impact markets. While the Trump administration is currently targeting passage of tax reform legislation by the end of 2017, we think that early 2018 is a more likely time frame for the enactment of any tax changes.

Although valuations in many fixed income sectors have reached elevated levels, we do not foresee any factors that would bring them lower over the short term. In fact, the environment for riskier assets, including corporate bonds, is likely to remain supportive for the next three to six months. Beyond that point, however, a sell-off triggered by faster-than-expected Fed rate hikes; a sudden increase in inflation caused by expansionary fiscal policy; or, potentially, a recession (which we think is unlikely but possible later in 2018) could quickly result in selling pressure on securities with credit risk. In these market conditions, we anticipate maintaining the portfolio’s defensive positioning.

In this evolving fixed income environment, we will continue to prudently apply some active management techniques to try to generate incremental gains relative to the passive benchmark index. Our analysts continue to find select opportunities for risk-adjusted returns within their areas of focus. As always, in-depth research and careful risk management remain integral to our investment process.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

November 21, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Basis point: Equivalent to 0.01 percentage points.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Gross domestic product: The total market value of all goods and services produced in a country.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 30.2%		
FINANCIAL INSTITUTIONS 11.7%		
Banking 7.0%		
ABN AMRO Bank, 2.10%, 1/18/19 (1)	675	676
ABN AMRO Bank, 4.75%, 7/28/25 (1)	390	413
American Express, 8.125%, 5/20/19	590	645
Banco Santander, 3.125%, 2/23/23	600	601
Bank of America, 3.50%, 4/19/26	600	610
Bank of America, 4.00%, 1/22/25	650	671
Bank of America, 4.125%, 1/22/24	600	639
Bank of America, 4.20%, 8/26/24	290	306
Bank of America, 6.00%, 10/15/36	300	381
Bank of America, VR, 3.824%, 1/20/28 (2)	1,280	1,314
Bank of New York Mellon, 5.45%, 5/15/19	340	357
Banque Federale du Credit Mutuel, 2.50%, 10/29/18 (1)	600	604
Barclays, 3.25%, 1/12/21	905	916
BB&T, 5.25%, 11/1/19	200	212
BPCE, 4.50%, 3/15/25 (1)	400	418
BPCE, 5.70%, 10/22/23 (1)	850	948
Capital One, 2.35%, 1/31/20	1,000	1,001
Citibank, 2.125%, 10/20/20	1,100	1,095
Citigroup, 5.875%, 1/30/42	450	576
Citigroup, VR, 3.887%, 1/10/28 (2)	2,000	2,061
Citizens Bank, 2.30%, 12/3/18	890	893
Citizens Bank, 2.50%, 3/14/19	440	443
Citizens Bank, 2.55%, 5/13/21	440	442
Citizens Financial Group, 2.375%, 7/28/21	155	154
Citizens Financial Group, 4.30%, 12/3/25	560	586
Commonwealth Bank of Australia, 4.50%, 12/9/25 (1)(3)	800	839
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)	425	448

Credit Suisse Group, VR, 2.997%, 12/14/23 (1)(2)	745	742
Discover Financial Services, 3.75%, 3/4/25	1,440	1,453
Discover Financial Services, 10.25%, 7/15/19	550	605
Goldman Sachs, 3.00%, 4/26/22	2,350	2,369
Goldman Sachs, 3.50%, 1/23/25	750	762
Goldman Sachs, 4.25%, 10/21/25	795	831
Goldman Sachs, 6.75%, 10/1/37	455	598
HSBC Bank, 1.50%, 5/15/18 (1)	800	800
HSBC Bank USA, 5.875%, 11/1/34	550	688
HSBC Holdings, VR, 3.262%, 3/13/23 (2)	1,000	1,018
ING Groep, 3.15%, 3/29/22	330	336
Intesa Sanpaolo, 3.125%, 7/14/22 (1)	1,055	1,057
JPMorgan Chase, 2.95%, 10/1/26	980	958
JPMorgan Chase, 3.375%, 5/1/23	595	610
JPMorgan Chase, 4.625%, 5/10/21	900	968
JPMorgan Chase, 6.30%, 4/23/19	295	313
JPMorgan Chase, VR, 3.782%, 2/1/28 (2)	990	1,016
JPMorgan Chase, VR, 3.882%, 7/24/38 (2)	1,380	1,385
KeyCorp, 2.90%, 9/15/20	1,220	1,242
Manufacturers & Traders Trust, 3.40%, 8/17/27	250	251
Merrill Lynch, 6.875%, 4/25/18	200	205
Merrill Lynch, 6.875%, 11/15/18	65	68
Merrill Lynch, 7.75%, 5/14/38	150	221
Morgan Stanley, 2.375%, 7/23/19	450	452
Morgan Stanley, 4.30%, 1/27/45	750	791
Morgan Stanley, 6.25%, 8/9/26	175	210
Morgan Stanley, VR, 3.971%, 7/22/38 (2)	815	819
Nationwide Building Society, 2.35%, 1/21/20 (1)	500	501
Nationwide Building Society, 2.45%, 7/27/21 (1)	890	889

Nordea Bank, 4.875%, 5/13/21 (1)	800	857
PNC Funding, 6.70%, 6/10/19	300	322
Regions Bank, 2.25%, 9/14/18	905	907
Royal Bank of Canada, 2.15%, 3/15/19	650	653
Santander U.K., 5.00%, 11/7/23 (1)	200	217
State Street, 3.10%, 5/15/23	265	270
Sumitomo Mitsui Banking, 1.95%, 7/23/18	900	901
Toronto-Dominion Bank, 2.50%, 12/14/20	890	898
Toronto-Dominion Bank, VR, 3.625%, 9/15/31 (2)(3)	235	234
UBS Group Funding, 2.95%, 9/24/20 (1)	450	457
UBS Group Funding, 3.00%, 4/15/21 (1)	1,200	1,217
UBS Group Funding, 4.125%, 9/24/25 (1)	630	663
		48,003
Brokerage Asset Managers Exchanges 0.1%		
Intercontinental Exchange, 2.50%, 10/15/18	170	171
Intercontinental Exchange, 2.75%, 12/1/20	475	485
Raymond James Financial, 3.625%, 9/15/26	100	101
		757
Finance Companies 0.6%		
Aercap Ireland Capital Limited, 3.50%, 5/26/22	335	345
Air Lease, 3.625%, 4/1/27	830	834
GATX, 2.60%, 3/30/20	95	96
GATX, 4.85%, 6/1/21	650	700
GE Capital International Funding, 2.342%, 11/15/20	1,029	1,034
GE Capital International Funding, 4.418%, 11/15/35	1,304	1,395
		4,404
Insurance 2.8%		
Chubb INA Holdings, 3.35%, 5/15/24	550	568

Chubb INA Holdings, 5.90%, 6/15/19	150	160
AIA Group, 2.25%, 3/11/19 (1)	200	200
AIA Group, 3.20%, 3/11/25 (1)	510	508
Allstate, 6.125%, 12/15/32	150	186
American International Group, 2.30%, 7/16/19	540	542
American International Group, 3.875%, 1/15/35	425	419
Anthem, 4.65%, 1/15/43	460	494
Aon, 2.80%, 3/15/21	965	975
Aon, 3.875%, 12/15/25	405	424
CNA Financial, 3.95%, 5/15/24	140	145
CNA Financial, 5.875%, 8/15/20	600	652
First American Financial, 4.60%, 11/15/24	390	400
Humana, 3.95%, 3/15/27	95	98
Liberty Mutual Group, 4.85%, 8/1/44 (1)	1,350	1,466
Markel, 7.125%, 9/30/19	425	461
Marsh & McLennan, 3.30%, 3/14/23	210	216
Marsh & McLennan, 3.50%, 6/3/24	320	328
Marsh & McLennan, 4.35%, 1/30/47	110	118
MassMutual Global Funding II, 2.35%, 4/9/19 (1)	900	907
Met Life Global Funding I, 1.75%, 12/19/18 (1)	1,000	999
New York Life Global Funding, 1.50%, 10/24/19 (1)	1,220	1,209
Pricoa Global Funding I, 1.45%, 9/13/19 (1)	620	612
Principal Financial Group, 3.40%, 5/15/25	1,215	1,240
Prudential Financial, 5.40%, 6/13/35	375	439
Reinsurance Group of America, 5.00%, 6/1/21	905	975
Teachers Insurance & Annual Assn., 4.27%, 5/15/47 (1)	1,400	1,446
Travelers, 6.25%, 6/15/37	225	301
Trinity Acquisition, 3.50%, 9/15/21	175	178
UnitedHealth Group, 3.75%, 7/15/25	400	423

UnitedHealth Group, 4.75%, 7/15/45	900	1,041
Unum Group, 3.00%, 5/15/21	320	323
Unum Group, 5.625%, 9/15/20	150	162
Willis North America, 3.60%, 5/15/24	425	436
		19,051
Real Estate Investment Trusts 1.2%		
American Campus Communities Operating Partnership, 4.125%, 7/1/24	540	564
Boston Properties, 3.125%, 9/1/23	900	913
Brixmor Operating Partnership, 3.875%, 8/15/22	775	799
Brixmor Operating Partnership, 3.90%, 3/15/27	495	491
Camden Property Trust, 4.625%, 6/15/21	1,000	1,065
Federal Realty Investment Trust, 2.75%, 6/1/23	1,000	992
Highwoods Realty, 3.625%, 1/15/23	880	890
Kilroy Realty, 4.375%, 10/1/25	335	351
Regency Centers, 3.60%, 2/1/27	350	350
Ventas Realty, 2.00%, 2/15/18	375	375
VEREIT Operating Partnership, 3.95%, 8/15/27	820	817
WEA Finance, 3.25%, 10/5/20 (1)	380	387
		7,994
Total Financial Institutions		80,209
INDUSTRIAL 16.2%		
Basic Industry 1.1%		
Braskem Netherlands, 3.50%, 1/10/23 (1)(3)	1,355	1,356
Carpenter Technology, 5.20%, 7/15/21 (3)	1,125	1,173
Celulosa Arauco y Constitucion, 3.875%, 11/2/27 (1)	570	562
Fresnillo, 5.50%, 11/13/23 (1)	300	331
GoldCorp, 2.125%, 3/15/18	575	576

GoldCorp, 3.625%, 6/9/21	595	614
Packaging Corporation of America, 3.65%, 9/15/24	370	379
Packaging Corporation of America, 4.50%, 11/1/23	185	200
Potash Corporation of Saskatchewan, 4.00%, 12/15/26	505	519
Solvay Finance, 3.40%, 12/3/20 (1)	770	792
West Fraser Timber, 4.35%, 10/15/24 (1)	1,145	1,102
		7,604
Capital Goods 0.9%		
Boral Finance, 3.00%, 11/1/22 (1)	125	125
GE Capital, 2.20%, 1/9/20	178	179
GE Capital, 4.65%, 10/17/21	86	94
GE Capital, 5.50%, 1/8/20	115	124
GE Capital, 6.75%, 3/15/32	378	519
Harris, 3.832%, 4/27/25	295	307
Holcim, 6.00%, 12/30/19 (1)	500	536
Lockheed Martin, 3.60%, 3/1/35	240	238
Lockheed Martin, 3.80%, 3/1/45	600	589
Lockheed Martin, 4.07%, 12/15/42	184	189
Raytheon, 7.20%, 8/15/27	200	268
Republic Services, 3.80%, 5/15/18	600	607
Republic Services, 5.50%, 9/15/19	240	255
Roper Industries, 6.25%, 9/1/19	750	805
Roper Technologies, 3.00%, 12/15/20	295	301
Roper Technologies, 3.80%, 12/15/26 (3)	660	684
		5,820
Communications 2.6%		
21st Century Fox America, 3.70%, 10/15/25	285	294
21st Century Fox America, 7.25%, 5/18/18	150	154

America Movil, 5.625%, 11/15/17	100	100
America Movil, 6.375%, 3/1/35	300	377
AT&T, 3.00%, 6/30/22	955	971
British Sky Broadcasting Group, 2.625%, 9/16/19 (1)	200	200
British Sky Broadcasting Group, 6.10%, 2/15/18 (1)	300	304
CC Holdings, 3.849%, 4/15/23	410	427
Charter Communications Operating, 4.908%, 7/23/25	1,200	1,274
Crown Castle International, 3.40%, 2/15/21	265	272
Crown Castle International, 3.70%, 6/15/26	700	702
Crown Castle Towers, 3.222%, 5/15/42 (1)	25	25
Crown Castle Towers, 3.663%, 5/15/45 (1)	195	198
Crown Castle Towers, 6.113%, 1/15/40 (1)	50	53
Discovery Communications, 2.95%, 3/20/23	560	557
Discovery Communications, 4.90%, 3/11/26	285	305
Grain Spectrum Funding, 4.00%, 10/10/33 (1)	850	853
Interpublic Group, 4.20%, 4/15/24	820	861
Omnicom Group, 3.60%, 4/15/26	695	704
Omnicom Group, 3.625%, 5/1/22	760	792
Omnicom Group, 3.65%, 11/1/24	460	472
Rogers Communications, 3.625%, 12/15/25	335	344
SBA Tower Trust, 2.898%, 10/11/44 (1)	855	862
SBA Tower Trust, 3.598%, 4/15/18 (1)	710	709
Thomson Reuters, 3.35%, 5/15/26	220	219
Time Warner Cable, 4.00%, 9/1/21	100	104
Time Warner Cable, 5.00%, 2/1/20	240	253
Time Warner Cable, 6.55%, 5/1/37	290	341
Time Warner Cable, 6.75%, 7/1/18	155	160
Time Warner Cable, 6.75%, 6/15/39	275	328
Time Warner Cable, 7.30%, 7/1/38	405	506

Time Warner Cable, 8.25%, 4/1/19	305	330
Time Warner Cable, 8.75%, 2/14/19	55	59
Verizon Communications, 2.625%, 8/15/26	625	586
Verizon Communications, 4.272%, 1/15/36	1,370	1,344
Verizon Communications, 5.15%, 9/15/23	550	615
WPP Finance 2010, 3.75%, 9/19/24	1,350	1,380
		18,035
Consumer Cyclical 2.4%		
Amazon, 2.80%, 8/22/24 (1)	585	585
Amazon, 3.875%, 8/22/37 (1)	915	946
AutoZone, 3.125%, 4/21/26	445	433
CVS Health, 5.125%, 7/20/45	925	1,033
Delphi, 4.15%, 3/15/24	365	387
Delphi Automotive, 3.15%, 11/19/20	920	942
Expedia, 5.00%, 2/15/26	1,800	1,946
Ford Motor Credit, 2.24%, 6/15/18	600	602
Ford Motor Credit, 2.551%, 10/5/18	870	875
General Motors, 4.00%, 4/1/25	1,090	1,113
General Motors Financial, 3.10%, 1/15/19	750	759
General Motors Financial, 3.15%, 1/15/20	520	529
Hyatt Hotels, 3.375%, 7/15/23	185	189
Hyundai Capital America, 2.55%, 2/6/19 (1)	580	581
O'Reilly Automotive, 4.875%, 1/14/21	700	748
PACCAR Financial, 1.95%, 2/27/20	540	538
Priceline Group, 3.60%, 6/1/26	665	679
Priceline Group, 3.65%, 3/15/25	810	830
QVC, 4.375%, 3/15/23	375	391
QVC, 4.45%, 2/15/25	70	71
QVC, 4.85%, 4/1/24	840	886

Visa, 2.15%, 9/15/22	1,005	997
Wal-Mart Stores, 5.25%, 9/1/35	450	559
		16,619
Consumer Non-Cyclical 4.5%		
Abbott Laboratories, 3.40%, 11/30/23	1,120	1,147
Abbott Laboratories, 4.75%, 11/30/36	1,500	1,654
AbbVie, 3.20%, 5/14/26	225	223
AbbVie, 3.60%, 5/14/25	880	905
AbbVie, 4.45%, 5/14/46	1,280	1,345
AbbVie, 4.50%, 5/14/35	1,215	1,301
Agilent Technologies, 3.875%, 7/15/23	920	959
Altria Group, 4.75%, 5/5/21	1,000	1,085
Amgen, 5.75%, 3/15/40	900	1,090
Anheuser-Busch InBev Finance, 3.65%, 2/1/26	1,235	1,274
Anheuser-Busch InBev World, 6.50%, 7/15/18	150	155
Baxalta, 2.875%, 6/23/20	555	563
Becton Dickinson, 3.70%, 6/6/27	1,670	1,682
Bestfoods, 6.625%, 4/15/28	5	6
Biogen, 3.625%, 9/15/22	530	555
British American Tobacco International Finance 2.764%, 8/15/22 (1)	1,215	1,216
Catholic Health Initiatives, 1.60%, 11/1/17	65	65
Celgene, 3.55%, 8/15/22	905	938
Danone, 2.947%, 11/2/26 (1)	1,065	1,034
Dr Pepper Snapple Group, 2.55%, 9/15/26	1,015	955
Express Scripts Holding, 3.00%, 7/15/23	340	338
Gilead Sciences, 3.25%, 9/1/22	600	621
Imperial Tobacco Finance, 2.05%, 7/20/18 (1)	430	430
Kaiser Permanente, 3.50%, 4/1/22	445	462

Mead Johnson Nutrition, 4.125%, 11/15/25	105	112
Mead Johnson Nutrition, 4.60%, 6/1/44	250	272
Memorial Sloan-Kettering Cancer Center, 4.20%, 7/1/55	600	632
Northwell Healthcare, 3.979%, 11/1/46	1,275	1,216
Partners Healthcare System, 3.443%, 7/1/21 (3)	700	714
Reynolds American, 2.30%, 6/12/18	670	672
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	1,660	1,643
Teva Pharmaceutical Finance III, 1.70%, 7/19/19	2,075	2,031
Teva Pharmaceutical Finance IV, 3.65%, 11/10/21	750	744
Thermo Fisher Scientific, 2.15%, 12/14/18	1,200	1,202
Thermo Fisher Scientific, 2.40%, 2/1/19	75	75
Whole Foods Market, 5.20%, 12/3/25	1,053	1,206
		30,522
Energy 1.9%		
APT Pipelines, 4.25%, 7/15/27 (1)	375	388
Boardwalk Pipelines, 4.45%, 7/15/27	230	235
Boardwalk Pipelines, 4.95%, 12/15/24	360	384
BP Capital Markets, 4.75%, 3/10/19	475	493
Buckeye Partners, 6.05%, 1/15/18	140	141
Canadian Natural Resources, 1.75%, 1/15/18	215	215
Columbia Pipeline Group, 3.30%, 6/1/20	640	656
Concho Resources, 3.75%, 10/1/27	360	363
DCP Midstream, 4.75%, 9/30/21 (1)	710	729
Enbridge, 4.00%, 10/1/23	420	438
Enbridge, 4.25%, 12/1/26	355	375
Enbridge, VR, 6.00%, 1/15/77 (2)	695	744
Enbridge Energy Partners, 5.20%, 3/15/20	225	239
Enbridge Energy Partners, 5.50%, 9/15/40	165	178
EnLink Midstream Partners, 2.70%, 4/1/19	100	100

EnLink Midstream Partners, 4.85%, 7/15/26	495	524
EOG Resources, 6.875%, 10/1/18	350	366
Florida Gas Transmission, 3.875%, 7/15/22 (1)	435	452
Kinder Morgan, 2.00%, 12/1/17	265	265
Magellan Midstream Partners, 4.25%, 2/1/21	325	342
Magellan Midstream Partners, 6.55%, 7/15/19	85	91
Nabors Industries, 5.50%, 1/15/23 (3)	400	383
Occidental Petroleum, 3.00%, 2/15/27 (3)	1,475	1,467
Sabine Pass Liquefaction, 4.20%, 3/15/28	795	811
Southeast Supply Header, 4.25%, 6/15/24 (1)	405	418
Spectra Energy Partners, 3.375%, 10/15/26	440	438
Valero Energy, 9.375%, 3/15/19	435	477
Williams Partners, 5.25%, 3/15/20	600	642
Woodside Finance, 3.70%, 9/15/26 (1)	315	318
Woodside Finance, 3.70%, 3/15/28 (1)	425	424
		13,096
Industrial Other 0.1%		
Alfa, 5.25%, 3/25/24 (1)	200	212
Harvard University, Presidents & Fellows, 3.619%, 10/1/37	385	393
		605
Technology 1.4%		
Apple, 3.20%, 5/11/27	2,235	2,270
Avnet Electronic, 4.625%, 4/15/26	1,440	1,497
Baidu, 2.75%, 6/9/19	635	642
Broadcom, 3.00%, 1/15/22 (1)	1,600	1,618
DXC Technology, 2.875%, 3/27/20	550	556
Hewlett Packard Enterprise, STEP, 2.85%, 10/5/18	1,400	1,412
IBM, 8.375%, 11/1/19	100	113

Keysight Technologies, 3.30%, 10/30/19	1,200	1,217
		9,325
Transportation 1.3%		
American Airlines PTT, Series 2014-1, Class A, 3.70%, 4/1/28	727	743
American Airlines PTT, Series 2016-1, Class B, 5.25%, 7/15/25	1,133	1,206
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	132
Canadian National Railway, 6.25%, 8/1/34	95	125
Canadian Pacific Railroad, 7.25%, 5/15/19	125	135
Continental Airlines, 4.75%, 7/12/22	131	138
Delta Airlines, 2.875%, 3/13/20	615	620
Delta Airlines PTT, Series 2009-1, Class A, 7.75%, 6/17/21	332	360
Delta Airlines PTT, Series 2010-2, Class A, ETC, 4.95%, 5/23/19	86	88
ERAC USA Finance, 4.50%, 8/16/21 (1)	320	341
ERAC USA Finance, 4.50%, 2/15/45 (1)	260	258
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	404
Heathrow Funding, 4.875%, 7/15/23 (1)	1,120	1,203
HPHT Finance 15, 2.25%, 3/17/18 (1)	457	457
J.B. Hunt Transportation Services, 2.40%, 3/15/19	120	121
Kansas City Southern, 3.00%, 5/15/23	340	341
Norfolk Southern, 5.59%, 5/17/25	48	55
Transurban Finance, 3.375%, 3/22/27 (1)	225	221
Transurban Finance, 4.125%, 2/2/26 (1)	175	181
United Airlines PTT, Series 2014-1, Class B, ETC 4.75%, 10/11/23	204	212
United Airlines PTT, Series 2014-2, Class B, 4.625%, 3/3/24	844	871
United Airlines PTT, Series 2016-2, Class A, 3.10%, 4/7/30	915	914
		9,126
Total Industrial		110,752

UTILITY 2.3%

Electric 2.0%

Berkshire Hathaway Energy, 6.125%, 4/1/36	170	222
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	137
CMS Energy, 4.875%, 3/1/44	600	690
Dominion Resources, 1.60%, 8/15/19	290	290
Dominion Resources, 2.50%, 12/1/19	160	161
Dominion Resources, 5.20%, 8/15/19	810	853
Dominion Resources, STEP, 2.579%, 7/1/20	175	176
Duke Energy, 2.65%, 9/1/26	355	340
Duke Energy, 3.75%, 9/1/46	280	272
Duke Energy Progress, 6.30%, 4/1/38	100	136
Eversource Energy, 1.60%, 1/15/18	185	185
Exelon, 3.40%, 4/15/26	1,815	1,834
Exelon Generation, 5.20%, 10/1/19	570	602
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	775	821
Florida Power, 6.35%, 9/15/37	170	232
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	166
Nevada Power, 6.65%, 4/1/36	400	546
Ohio Power, 5.375%, 10/1/21	450	501
Pacific Gas & Electric, 5.625%, 11/30/17	150	150
PacifiCorp, 6.25%, 10/15/37	90	121
PECO Energy, 5.35%, 3/1/18	75	76
PECO Energy, 5.95%, 10/1/36	150	195
Progress Energy, 7.05%, 3/15/19	601	641
Public Service Electric & Gas, 5.70%, 12/1/36	180	226
San Diego Gas & Electric, 6.125%, 9/15/37	170	224
Southern, 4.40%, 7/1/46	1,905	2,004
Southern Power, 1.85%, 12/1/17	120	120

Southern Power, 5.15%, 9/15/41	500	549
Tampa Electric, 6.15%, 5/15/37	700	888
West Penn Power, 5.95%, 12/15/17 (1)	200	201
Xcel Energy, 4.70%, 5/15/20	375	394
		13,953
Natural Gas 0.3%		
AGL Capital, 5.25%, 8/15/19	210	221
Atmos Energy, 8.50%, 3/15/19	105	114
NiSource Finance, 3.49%, 5/15/27	695	705
NiSource Finance, 3.95%, 3/30/48	1,000	992
Southern California Gas, 5.75%, 11/15/35	140	175
		2,207
Total Utility		16,160
Total Corporate Bonds (Cost $199,829)		207,121
BANK LOANS 0.2% (4)		
Communications 0.2%		
Charter Communications, FRN, 3M USD LIBOR + 2.00% 3.25%, 1/15/22	1,280	1,286
Total Bank Loans (Cost $1,289)		1,286
ASSET-BACKED SECURITIES 3.0%		
Car Loan 0.7%		
AmeriCredit Automobile Receivable Trust Series 2017-1, Class A3 1.87%, 8/18/21	225	225
BMW Vehicle Lease Trust Series 2017-2, Class A3 2.07%, 10/20/20	405	405

Carmax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	285	285
Enterprise Fleet Financing Series 2015-1, Class A3 1.74%, 9/20/20 (1)	925	925
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (1)	200	200
General Motors Floorplan Owner Revolving Trust Series 2017-1, Class A1 2.22%, 1/18/22 (1)	735	736
Huntington Auto Trust Series 2016-1, Class A3 1.59%, 11/16/20	680	679
Wheels SPV Series 2016-1A, Class A2 1.59%, 5/20/25 (1)	154	154
World Omni Auto Receivables Trust Series 2016-A, Class A3 1.77%, 9/15/21	1,415	1,414
		5,023
Credit Card 0.5%		
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	135	136
Synchrony Credit Card Master Note Trust Series 2014-1, Class A 1.61%, 11/15/20	1,625	1,625
Synchrony Credit Card Master Note Trust Series 2015-2, Class A 1.60%, 4/15/21	1,250	1,250
Synchrony Credit Card Master Note Trust Series 2017-2, Class A 2.62%, 10/15/25	610	610
		3,621

Other Asset-Backed Securities 1.5%

Arbys Funding Series 2015-1A, Class A2 4.969%, 10/30/45 (1)	1,470	1,506
CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	1,530	1,542
DB Master Finance Series 2015-1A, Class A2II 3.98%, 2/20/45 (1)	1,199	1,226
DB Master Finance Series 2017-1A, Class A2I 3.629%, 11/20/47 (1)	640	643
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	231	229
Elara HGV Timeshare Series 2017-A, Class A 2.69%, 3/25/30 (1)	515	515
GreatAmerica Leasing Receivables Series 2017-1, Class A3 2.06%, 6/22/20 (1)	245	245
Jimmy John's Funding Series 2017-1A, Class A21 3.61%, 7/30/47 (1)	234	237
John Deere Owner Trust Series 2014-B, Class A3 1.07%, 11/15/18	57	57
Kubota Credit Owner Trust Series 2015-1A, Class A3 1.54%, 3/15/19 (1)	643	643
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	109	108
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	153	153

Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (1)	104	104
Springleaf Funding Trust Series 2016-AA, Class A 2.90%, 11/15/29 (1)	870	876
Volvo Financial Equipment Series 2017-1A, Class A3 1.92%, 3/15/21 (1)	235	235
Wendy's Funding Series 2015-1A, Class A2II 4.08%, 6/15/45 (1)	1,470	1,506
		9,825
Student Loan 0.3%		
SLM Student Loan Trust Series 2010-1, Class A, FRN 1M USD LIBOR + 0.40%, 1.638%, 3/25/25	1,379	1,365
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (1)	405	406
		1,771
Total Asset-Backed Securities (Cost $20,106)		20,240
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.0%		
Collateralized Mortgage Obligations 1.1%		
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (1)	671	679
Connecticut Avenue Securities Series 2016-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 2.00%, 3.238%, 10/25/28	394	400
Connecticut Avenue Securities Series 2016-C04, Class 1M1, CMO, ARM 1M USD LIBOR + 1.45%, 2.688%, 1/25/29	389	393

WF-RBS Commercial Mortgage Trust Series 2014-C22, Class A1 1.479%, 9/15/57	152	152
		13,061
Home Equity 0.0%		
NationStar Home Equity Loan Trust Series 2016-2A, Class A, CMO, ARM 2.239%, 6/25/26 (1)	97	98
NationStar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	99	99
		197
Total Non-U.S. Government Mortgage-Backed Securities (Cost $20,335)		20,657

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 28.1%

U.S. Government Agency Obligations 21.0% (5)

Federal Home Loan Mortgage		
1.749%, 2/25/22	2,394	2,378
1.875%, 4/25/22	2,557	2,550
2.206%, 6/25/25	1,035	1,022
2.413%, 8/25/47	301	303
2.50%, 4/1/30 - 3/1/43	2,902	2,910
2.777%, 4/25/23	349	355
2.952%, 2/25/27	755	772
3.00%, 6/1 – 7/1/43	3,056	3,074
3.50%, 3/1/42 - 3/1/46	7,517	7,770
4.00%, 8/1/25 - 8/1/45	3,763	3,961
4.50%, 11/1/18 - 10/1/41	1,645	1,766
5.00%, 10/1/18 - 8/1/40	1,366	1,489
5.50%, 3/1/18 - 12/1/39	281	313

6.00%, 10/1/21 - 8/1/38	228	256
6.50%, 4/1/24 - 1/1/36	114	127
7.00%, 6/1/32	4	3
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.625%, 3.375%, 4/1/37	93	97
12M USD LIBOR + 1.769%, 3.394%, 2/1/37	60	63
12M USD LIBOR + 1.75%, 3.397%, 2/1/35	98	103
12M USD LIBOR + 1.726%, 3.483%, 7/1/35	43	46
12M USD LIBOR + 1.966%, 3.487%, 11/1/36	18	19
12M USD LIBOR + 2.009%, 3.566%, 12/1/36	27	29
Federal Home Loan Mortgage, CMO, 4.00%, 11/15/36	40	42
Federal Home Loan Mortgage, CMO, ARM		
1M USD LIBOR + 0.45%, 1.689%, 10/15/46 - 1/15/47	953	959
1M USD LIBOR + 0.50%, 1.739%, 9/15/46 - 2/15/47	1,181	1,192
Federal National Mortgage Assn.		
2.00%, 8/1/28	839	831
2.50%, 5/1/30 - 5/1/32	12,887	12,956
3.00%, 9/1/33 - 11/1/47	25,514	25,653
3.50%, 11/1/25 - 4/1/47	31,000	31,953
4.00%, 12/1/20 - 5/1/47	13,780	14,497
4.50%, 11/1/18 - 3/1/41	4,648	4,979
5.00%, 10/1/18 - 7/1/41	2,515	2,717
5.50%, 2/1/18 - 2/1/40	2,080	2,324
6.00%, 5/1/21 - 9/1/39	2,042	2,314
6.50%, 5/1/31 - 9/1/38	576	651
7.00%, 2/1/24 - 11/1/36	24	26
7.50%, 10/1/25 - 3/1/31	6	6
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.528%, 3.287%, 7/1/35	29	30

4.50%, 1/1/36	2,020	2,141
		48,682
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $192,396)		192,599

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 28.7%

U.S. Government Agency Obligations 1.3% (6)

Federal Home Loan Bank, 1.00%, 9/26/19	2,000	1,976
Federal National Mortgage Assn., 1.00%, 8/28/19	3,400	3,362
Federal National Mortgage Assn., 1.25%, 8/17/21 (3)	2,350	2,293
Federal National Mortgage Assn., 6.25%, 5/15/29	342	460
Federal National Mortgage Assn., 6.625%, 11/15/30	500	709
		8,800

U.S. Treasury Obligations 27.4%

U.S. Treasury Bonds, 2.25%, 8/15/46	2,190	1,919
U.S. Treasury Bonds, 2.50%, 2/15/45	3,535	3,286
U.S. Treasury Bonds, 2.50%, 5/15/46	4,805	4,448
U.S. Treasury Bonds, 2.75%, 11/15/42	3,000	2,952
U.S. Treasury Bonds, 2.75%, 8/15/47	2,640	2,572
U.S. Treasury Bonds, 3.00%, 11/15/44	585	601
U.S. Treasury Bonds, 3.00%, 5/15/45	4,115	4,222
U.S. Treasury Bonds, 3.00%, 2/15/47	1,400	1,434
U.S. Treasury Bonds, 3.00%, 5/15/47	3,150	3,227
U.S. Treasury Bonds, 3.125%, 11/15/41	6,915	7,294
U.S. Treasury Bonds, 3.125%, 2/15/43 (3)	2,180	2,292
U.S. Treasury Bonds, 3.625%, 8/15/43	4,890	5,591
U.S. Treasury Bonds, 3.875%, 8/15/40	1,160	1,375
U.S. Treasury Bonds, 4.375%, 5/15/41	6,200	7,901
U.S. Treasury Bonds, 4.50%, 5/15/38	245	315

U.S. Treasury Bonds, 5.50%, 8/15/28	146	189
U.S. Treasury Bonds, 6.125%, 11/15/27	543	726
U.S. Treasury Bonds, 6.50%, 11/15/26	100	134
U.S. Treasury Bonds, 7.25%, 8/15/22	235	291
U.S. Treasury Bonds, 8.125%, 8/15/19	590	658
U.S. Treasury Bonds, 8.50%, 2/15/20	12	14
U.S. Treasury Notes, 1.125%, 7/31/21	4,070	3,962
U.S. Treasury Notes, 1.125%, 8/31/21	2,935	2,853
U.S. Treasury Notes, 1.375%, 7/31/19	2,075	2,068
U.S. Treasury Notes, 1.375%, 4/30/20	665	660
U.S. Treasury Notes, 1.375%, 9/30/20	5,000	4,948
U.S. Treasury Notes, 1.375%, 6/30/23	5,000	4,804
U.S. Treasury Notes, 1.50%, 5/31/19	2,975	2,973
U.S. Treasury Notes, 1.50%, 8/15/26	680	635
U.S. Treasury Notes, 1.625%, 11/30/20	8,535	8,499
U.S. Treasury Notes, 1.625%, 8/31/22	5,025	4,936
U.S. Treasury Notes, 1.625%, 11/15/22	500	490
U.S. Treasury Notes, 1.75%, 9/30/19	5,930	5,947
U.S. Treasury Notes, 1.75%, 10/31/20 (3)	2,845	2,845
U.S. Treasury Notes, 1.75%, 12/31/20	3,685	3,681
U.S. Treasury Notes, 1.75%, 11/30/21	1,000	994
U.S. Treasury Notes, 1.75%, 5/31/22	20,100	19,899
U.S. Treasury Notes, 1.875%, 1/31/22	6,405	6,388
U.S. Treasury Notes, 2.00%, 2/15/22	23,620	23,694
U.S. Treasury Notes, 2.00%, 2/15/23	200	199
U.S. Treasury Notes, 2.125%, 8/15/21	2,205	2,225
U.S. Treasury Notes, 2.125%, 5/15/25	1,075	1,064
U.S. Treasury Notes, 2.25%, 11/15/24	9,560	9,567
U.S. Treasury Notes, 2.25%, 8/15/27	11,215	11,091

U.S. Treasury Notes, 2.50%, 8/15/23	2,000	2,043
U.S. Treasury Notes, 2.625%, 8/15/20	1,000	1,025
U.S. Treasury Notes, 2.75%, 2/15/24	5,955	6,157
U.S. Treasury Notes, 3.125%, 5/15/19	625	640
U.S. Treasury Notes, 3.625%, 2/15/21	2,135	2,260
		187,988
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $193,942)		196,788

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.9%

Government Guaranteed 0.3%

KfW, 2.125%, 3/7/22	1,600	1,601
KfW, 4.00%, 1/27/20	525	550
		2,151

Local Authorities 1.0%

Province of Alberta, 1.90%, 12/6/19	2,000	1,999
Province of New Brunswick, 2.75%, 6/15/18	1,000	1,006
Province of Ontario, 2.40%, 2/8/22	2,000	2,011
Province of Quebec, 2.75%, 8/25/21	1,350	1,379
Province of Quebec, 4.625%, 5/14/18	140	142
Province of Quebec, 7.50%, 9/15/29	104	148
		6,685

Owned No Guarantee 0.9%

Autoridad del Canal de Panama, 4.95%, 7/29/35 (1)	295	332
CNOOC Finance 2013, 3.00%, 5/9/23 (3)	870	875
Ecopetrol, 4.25%, 9/18/18	470	479
Pertamina, 4.30%, 5/20/23 (1)	650	688
Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	405	440

Petroleos Mexicanos, 5.375%, 3/13/22 (1)	300	319
Petroleos Mexicanos, 6.00%, 3/5/20	1,350	1,441
Petroleos Mexicanos, 6.375%, 2/4/21	265	289
State Grid Overseas Investment, 2.25%, 5/4/20 (1)	1,260	1,256
		6,119
Sovereign 0.7%		
Government of Bermuda, 4.138%, 1/3/23 (1)	660	695
Government of Bermuda, 5.603%, 7/20/20 (1)	300	326
Republic of Colombia, 4.00%, 2/26/24	260	271
Republic of Indonesia, 4.875%, 5/5/21	700	754
Republic of Poland, 3.25%, 4/6/26	845	866
Republic of Romania, 4.875%, 1/22/24 (1)	78	86
Republic of South Africa, 5.50%, 3/9/20	575	609
United Mexican States, 4.125%, 1/21/26 (3)	705	735
United Mexican States, 8.00%, 9/24/22	300	381
		4,723
Total Foreign Government Obligations & Municipalities (Cost $19,034)		19,678
MUNICIPAL SECURITIES 2.9%		
California 0.6%		
California, Various purpose, 7.625%, 3/1/40	1,350	2,077
Inland Valley Dev. Agency, Tax Allocation, Series B 5.50%, 3/1/33 (7)	250	283
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	700	990
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	275	382
Univ. of California Regents, Build America, Series R, 5.77%, 5/15/43	470	612
		4,344

Illinois 0.4%		
Chicago, O'Hare Int'l. Airport, Build America, Series B, 6.395%, 1/1/40	1,350	1,836
Illinois Toll Highway Auth., Build America, Series A, 6.184%, 1/1/34	295	381
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	460	591
		2,808
Michigan 0.2%		
Detroit City School Dist., Qualified School Construction Bonds, Series A, 6.645%, 5/1/29	1,220	1,504
		1,504
New Jersey 0.2%		
New Jersey Turnpike Auth., Build America, Series F, 7.414%, 1/1/40	1,000	1,521
		1,521
New York 0.3%		
Dormitory Auth. of the State of New York, New York Univ. Series B, 3.879%, 7/1/46	950	966
Metropolitan Transportation Auth. of New York, Build America, Series A-1, 5.871%, 11/15/39	500	645
Metropolitan Transportation Auth. of New York, Dedicated Tax Fund, Build America, Series C, 7.336%, 11/15/39	145	222
		1,833
Oregon 0.0%		
Oregon DOT, Build America, Series A, 5.834%, 11/15/34	250	320
		320
Pennsylvania 0.1%		
Philadelphia Auth. For IDA, 3.964%, 4/15/26	680	691
		691

South Carolina 0.2%		
South Carolina Public Service Auth., Series D, 2.388%, 12/1/23	1,165	1,088
		1,088
Utah 0.4%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	2,000	2,616
		2,616
Virginia 0.2%		
Virginia Public Building Auth., Build America, Series B-2, 5.90%, 8/1/30	600	738
Virginia Transportation Board, Build America, Series A-2, 5.35%, 5/15/35	480	572
		1,310
Wisconsin 0.3%		
Wisconsin, Series A, 3.954%, 5/1/36	1,700	1,756
		1,756
Total Municipal Securities (Cost $16,814)		19,791
SHORT-TERM INVESTMENTS 3.1%		
Money Market Funds 3.1%		
T. Rowe Price Government Reserve Fund, 1.09% (8)(9)	21,107	21,107
Total Short-Term Investments (Cost $21,107)		21,107
SECURITIES LENDING COLLATERAL 1.0%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 1.0%		
Short-Term Funds 1.0%		
T. Rowe Price Short-Term Fund, 1.16% (8)(9)	678	6,782
Total Securities Lending Collateral (Cost $6,782)		6,782

Total Investments in Securities	
103.1% of Net Assets (Cost $691,634)	**$ 706,049**

‡	Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $63,506 and represents 9.3% of net assets.
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(3)	All or a portion of this security is on loan at October 31, 2017-- total value of such securities at period-end amounts to $6,603. See Note 3.
(4)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(5)	The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(6)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(7)	Insured by Assured Guaranty Municipal Corp.
(8)	Affiliated Company
(9)	Seven-day yield
12M USD LIBOR	Twelve month USD LIBOR (London Interbank Offered Rate)
1M USD LIBOR	One month USD LIBOR (London Interbank Offered Rate)
3M USD LIBOR	Three month USD LIBOR (London Interbank Offered Rate)
ARM	Adjustable Rate Mortgage; rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CMO	Collateralized Mortgage Obligation
DOT	Department of Transportation
ETC	Equipment Trust Certificate
FRN	Floating-Rate Note
IDA	Industrial Development Authority/Agency
PTC	Pass-Through Certificate
PTT	Pass-Through Trust
STEP	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
TBA	To Be Announced purchase commitment; TBAs totaled $13,072 (1.9% of net assets) at period-end - see Note 3.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Redemption Fees A 0.50% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of October 31, 2017, no collateral was pledged by the fund or counterparties for TBAs.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2017, the value of loaned securities was $6,603,000; the value of cash collateral and related investments was $6,782,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $98,823,000 and $107,667,000, respectively, for the year ended October 31, 2017. Purchases and sales of U.S. government securities aggregated $480,434,000 and $446,043,000, respectively, for the year ended October 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2017 and October 31, 2016, were characterized for tax purposes as follows:

At October 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2017, approximately 11% of the outstanding shares of the fund were held by college savings plans.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At October 31, 2017, approximately 2% of the fund’s outstanding shares were held by Price funds and accounts.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price U.S. Bond
Enhanced Index Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2017

Tax Information (Unaudited) for the Tax Year Ended 10/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$236,000 from short-term capital gains

●	$181,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
2000	America (2004 to present); Director, Vornado Real Estate Investment
[191]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2000	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Bond Enhanced
Index Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Christopher P. Brown, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Scott D. Solomon, CFA (1981)	Vice President, T. Rowe Price
Vice President

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; formerly, Executive Director, JP
Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,432,000 and $1,890,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 15, 2017